UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 28, 2010

GENTOR RESOURCES, INC.

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(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

First Canadian Place, Suite 7070

100 King Street West

Toronto,  Ontario M5X 1E3

Canada

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(Address of principal executive offices)

(416) 366-2221

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(Registrant’s telephone number, including area code)

n/a

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(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 3 - Securities and Trading Markets

Item 3.02.  Unregistered Sales of Equity Securities

On April 28, 2010, the Company issued 100,000 shares (the “Employee Subject Shares”) of its $0.0001 par value common stock of the Company (the “Common Stock”) to an employee (the “Employee”) of the Company for the services performed by the Employee in connection with securing the Company’s mineral property rights located in the Sultanate of Oman. Neither the Employee Subject Shares nor the sale thereof have be registered under the Securities Act and are “Restricted Securities”as such term is defined by Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). The Company claims exemption from the registration provisions of the Securities Act with respect to the Employee Subject Shares so issued pursuant to Section 4(2) of the Securities Act as no public offering was involved. The Company believes that the Employee has the knowledge and experience in financial matters such that the Employee is capable of evaluating the merits and risks of acquisition of the Employee Subject Shares.  All certificates representing the Common Stock of the Employee Subject Shares issued pursuant to the foregoing bear an appropriate legend restricting the transfer of same, except in accordance with the Securities Act.

Also, on April 28, 2010, the Company issued 2,500,000 shares of its Common Stock (the “Recipient Subject Shares”) to a non-U.S. Person (as such term is defined in Rule 902 of Regulation S of the Securities Act of 1933)(the “Recipient”) in connection with the amendment of that certain Earn-In Agreement between Al Fairuz Mining Company, LLC, a company incorporated under the laws of the Sultanate of Oman, and the Company with respect to the Company’s Block 5 project located in the Sultanate of Oman. Neither the Recipient Subject Shares nor the sale thereof have be registered under the Securities Act and are “Restricted Securities”as such term is defined by Rule 144 under the Securities Act. The Company claims exemption from the registration provisions of the Securities Act with respect to the Recipient Subject Shares so issued pursuant to Section 4(2) of the Securities Act as no public offering was involved. The Company believes that the Recipient has the knowledge and experience in financial matters such that the Recipient is capable of evaluating the merits and risks of acquisition of the Recipient Subject Shares.  All certificates representing the Common Stock of the Recipient Subject Shares issued pursuant to the foregoing bear an appropriate legend restricting the transfer of same, except in accordance with the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: April 28, 2010

Gentor Resources, Inc.

/s/ Peter Ruxton

By: Peter Ruxton, President and Chief Executive Officer